UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2020
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Changes for Certain Named Executive Officers
On February 18, 2020, the Compensation Committee of the Board of Directors of Markel Corporation (the Company) approved the following compensation changes:
Co-CEOs and CFO

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For each of Thomas S. Gayner and Richard R. Whitt, III, the Company's Co-Chief Executive Officers (Co-CEOs), an increase in the target potential of his annual equity incentive award, payable in restricted stock units (RSUs), under the Company's 2016 Equity Incentive Plan (the Equity Incentive Plan), subject to performance criteria approved by the Compensation Committee, from 250% of base salary to 300% of base salary, beginning in the 2020 performance year. The target potential of each Co-CEO's annual cash incentive award under the Company's Executive Bonus Plan (the Non-Equity Incentive Plan) remains unchanged at 150% of base salary.

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For Jeremy A. Noble, the Company's Senior Vice President and Chief Financial Officer (CFO), (i) an increase in his annual base salary from $500,000 to $550,000, effective February 24, 2020, and (ii) an increase in the target potential of his annual equity incentive award, payable in RSUs, under the Equity Incentive Plan, subject to performance criteria approved by the Compensation Committee, from 100% of base salary to 150% of base salary, beginning in the 2020 performance year. The target potential of the CFO's annual cash incentive award under the the Non-Equity Incentive Plan remains unchanged at 100% of base salary.

Other Named Executive Officers

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For each of Robert C. Cox, President and Chief Operating Officer, Insurance Operations, Bradley J. Kiscaden, President and Chief Administrative Officer, Insurance Operations, and Linda V. Schreiner, Senior Vice President, Strategic Management (collectively, the other named executive officers), changes to the performance criteria designated for determining their annual cash incentive awards under the Non-Equity Incentive Plan and annual equity incentive awards, payable in RSUs, under the the Equity Incentive Plan to match the performance criteria designated for determining such awards for the Co-CEOs and the CFO. As result, beginning in the 2020 performance year, potential awards to the Co-CEOs, the CFO and the other named executive officers under both the Non-Equity Incentive Plan and the Equity Incentive Plan will be based on two equally-weighted performance criteria: (i) the compound annual growth rate (CAGR) in the Company's book value per share; and (ii) the CAGR in the Company's total shareholder return, both over the five-year period from 2016 to 2020, as set forth in the grid below.

5-Year CAGR	Book Value Per Share Performance Modifier as a % of Target Potential	Total Shareholder Return Performance Modifier as a % of Target Potential	Total Award Performance Modifier as a % of Target Potential

Under 6%*	0 - 20%	0 - 20%	0 - 40%
6%	20%	20%	40%
7%	30%	30%	60%
8%	40%	40%	80%
9%	45%	45%	90%
10%	50%	50%	100%
11%	55%	55%	110%
12%	60%	60%	120%
13%	70%	70%	140%
14%	80%	80%	160%
15%	90%	90%	180%
16%	100%	100%	200%
17% or more**	Discretionary	Discretionary	Discretionary

*	In the case of performance in this range, the Compensation Committee, in its sole discretion, will determine if an award is merited based upon relevant facts and circumstances.
**	In the case of performance in this range, the Compensation Committee, in its sole discretion, will determine if an additional award is merited based upon relevant facts and circumstances.

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Aside from the foregoing changes in respect of the other named executive officers, the target potential for their annual cash incentive awards under the Non-Equity Incentive Plan and the target potential for their annual equity incentive awards under the Equity Incentive Plan remain unchanged.

Example of Potential Cash and Equity Awards to Named Executive Officers for 2020 Performance
Referring to the compensation information set forth above, if, for example, the five-year CAGR in book value per share for the 2020 Performance Year was 8%, and the five-year CAGR in total shareholder return for the 2020 performance year was 11%, then, with respect to the Co-CEOs, the CFO and the other named executive officers:
Performance Modifier

•	The performance modifier used to determine awards under the Non-Equity Incentive Plan and the Equity Incentive Plan would be as follows:

◦
The performance modifier (expressed as a percentage of target potential) for each individual performance criteria (book value per share and total shareholder return) would be added together to arrive at the total award as a percentage of target potential:

Performance Criteria	5-Year CAGR	Performance Modifier As a % of Target Potential
Book Value Per Share	8%	40%
Total Shareholder Return	11%	55%
	Total Performance Modifier:	95%
Awards

•	Based on a 95% performance modifier, cash awards and equity awards under the Non-Equity Incentive Plan and the Equity Compensation Plan, respectively, would be as follows:

	Target Potential Expressed as a Percentage of Base Salary		Example Award Expressed as a Percentage of Base Salary (calculation below)
Name	Cash Award	Equity Award	Cash Payout	Equity Grant
Thomas S. Gayner	150%	300%	142.50%	285%
			(95% x 150%)	(95% x 300%)
Richard R. Whitt, III	150%	300%	142.50%	285%
			(95% x 150%)	(95% x 300%)
Jeremy A. Noble	100%	150%	95%	142.50%
			(95% x 100%)	(95% x 150%)
Robert C. Cox	150%	150%	142.50%	142.50%
			(95% x 150%)	(95% x 150%)
Bradley J. Kiscaden	150%	150%	142.50%	142.50%
			(95% x 150%)	(95% x 150%)
Linda V. Schreiner	100%	100%	95%	95%
			(95% x 100%)	(95% x 100%)
In each case, the actual amounts of any cash and equity awards for the named executive officers for the 2020 performance year will be based on the Company’s actual five-year CAGR in book value per share and actual five-year CAGR in total shareholder return for the 2020 performance year as determined by the Compensation Committee.
Additional information regarding the Company’s incentive compensation program and prior performance awards can be found under the heading “Incentive Compensation” in the Company’s Proxy Statement for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

February 21, 2020	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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